EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 4, 2011	/s/ C. David Brown, II
C. David Brown, II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 21, 2011	/s/ John E. Bush
John E. Bush

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 21, 2011	/s/ Mark E. Gaumond
Mark E. Gaumond

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 31, 2011	/s/ Richard D. Kincaid
Richard D. Kincaid

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 22, 2011	/s/ Paul G. Kirk, Jr.
Paul G. Kirk, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III, her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of her offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 27, 2011	/s/ V. Larkin Martin
V. Larkin Martin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: January 30, 2011	/s/ David W. Oskin
David W. Oskin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: February 6, 2011	/s/ Carl S. Sloane
Carl S. Sloane

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: January 31, 2011	/s/ Ronald Townsend
Ronald Townsend